                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RENT-A-CENTER, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                    ----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.


         1)   Title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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         statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
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         2)   Form, Schedule or Registration Statement No.:
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         3)   Filing Party:
                           ---------------------------------------------------
         4)   Filing Date:
                          ----------------------------------------------------

                              [RENT-A-CENTER LOGO]

                              PROXY STATEMENT FOR
                                      AND
                                   NOTICE OF
                        1999 ANNUAL STOCKHOLDERS MEETING


          ANNUAL    May 18, 1999.
        MEETING:    9:30 a.m.
       LOCATION:    Rent-A-Center, Inc.
                    5700 Tennyson Parkway
                    Fourth Floor
                    Plano, Texas 75024
          RECORD    Close of business on March 23, 1999.
           DATE:
                    If you were a stockholder of record at the close of business on March 23, 1999, you may vote at the meeting.
NUMBER OF VOTES:    Holders of our common stock are entitled to one vote for
                    each share of common stock they owned on March 23, 1999. The holders of our Preferred Stock are entitled to convert their
                    260,000 shares of Preferred Stock into 8,949,347 shares of our common stock, and thus are entitled to an equal number of votes. The holders of our Preferred Stock will also be
                    entitled to vote as a separate class for the election of one of three directors to be elected.
         AGENDA:    1.  To elect three directors, two of whom are to be elected by all of the stockholders and one of whom is to be elected by the holders of our Preferred Stock.
                    2.  To transact any other proper business.
        PROXIES:    Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "for" the Board's
                    nominees. The proxy holders will use their discretion on
                    other matters. If a nominee cannot or will not serve as a
                    director, the proxy holders will vote for a person whom they believe will carry on our present policies.
         PROXIES    The Board of Directors.
   SOLICITED BY:
   FIRST MAILING    This proxy statement is dated April 16, 1999. We are first
           DATE:    mailing this proxy statement on or about April 19, 1999.
        REVOKING    You may revoke your proxy before it is voted at the meeting.
     YOUR PROXY:    To revoke, follow the procedures listed on page 16 under
                    "Voting Procedures/Revoking Your Proxy."


         PLEASE VOTE BY RETURNING YOUR PROXY -- YOUR VOTE IS IMPORTANT PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COSTS OF RESOLICITATION

                                    CONTENTS


ELECTION OF DIRECTORS.......................................     2
BOARD INFORMATION...........................................     5
BOARD COMPENSATION..........................................     5
EXECUTIVE OFFICERS..........................................     6
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....     9
PERFORMANCE GRAPH...........................................    10
EXECUTIVE COMPENSATION AND OTHER INFORMATION................    11
FISCAL YEAR END OPTION VALUES...............................    12
EMPLOYMENT AGREEMENTS.......................................    13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................    13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....    14
OTHER BUSINESS..............................................    14
RENT-A-CENTER STOCK OWNERSHIP...............................    15
VOTING PROCEDURES/REVOKING YOUR PROXY.......................    16
SUBMISSION OF STOCKHOLDER PROPOSALS.........................    17
ANNUAL REPORT ON FORM 10-K..................................    17


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                             ELECTION OF DIRECTORS

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      BOARD STRUCTURE:    Our Board has seven members. The directors are divided into three classes. At each annual meeting, the term of one class expires. In general, directors in each class serve for a term of three years. Under the terms of our Certificate of Incorporation, the holders of our Preferred Stock are entitled to elect two of our seven directors. In addition to
                          Apollo's rights as a holder of our Preferred Stock pursuant to our Certificate of
                          Incorporation, Apollo has similar rights under the stockholders agreement we entered into with them and Messrs. Talley and Speese.
NUMBER OF DIRECTORS TO    Three directors are to be elected, two of whom are to be elected by all of the stockholders
           BE ELECTED:    and one of whom is to be elected by the holders of our Preferred Stock, voting as a separate class.
        BOARD NOMINEES    OUR BOARD HAS NOMINATED MARK E. SPEESE TO BE REELECTED BY ALL OF THE STOCKHOLDERS. OUR
                          BOARD HAS ALSO NOMINATED L. DOWELL ARNETTE TO REPLACE REX W. THOMPSON, WHO IS RETIRING FROM
                          OUR BOARD. MR. ARNETTE IS TO BE ELECTED BY ALL OF OUR STOCKHOLDERS. OUR BOARD HAS ALSO
                          NOMINATED LAURENCE M. BERG TO BE REELECTED BY THE HOLDERS OF OUR PREFERRED STOCK. WE URGE
                          YOU TO VOTE FOR MESSRS. SPEESE, ARNETTE AND BERG.
TERMS TO EXPIRE AT THE    Mark E. Speese                  Mr. Speese has served as a director of Rent-A-Center since
  2002 ANNUAL MEETING:                                    1990, and served as President of Rent-A-Center from 1990
                                                          until April 1999. Mr. Speese also served as Rent-A-Center's
                                                          Chief Operating Officer from November 1994 until March
                                                          1999. From Rent-A-Center's inception in 1986 until 1990,
                                                          Mr. Speese served as a Vice President responsible for
                                                          Rent-A-Center's New Jersey operations. Prior to joining
                                                          Rent-A-Center, Mr. Speese was a regional manager for Thorn
                                                          Americas from 1979 to 1986. Mr. Speese's term as a director currently expires at this year's annual stockholders
                                                          meeting. Mr. Speese is 41 years old.
                          L. Dowell Arnette               Mr. Arnette has served as President since April 1999 and as
                                                          Chief Operating Officer since March 1999. From September
                                                          1996 until March 1999, Mr. Arnette served as Executive Vice
                                                          President of Rent-A-Center. From May 1995 to September
                                                          1996, Mr. Arnette served as Senior Vice President of
                                                          Rent-A-Center. From November 1994 to May 1995, he served as
                                                          Regional Vice President of Rent-A-Center. From 1993 to
                                                          November 1994, he served as a regional manager of
                                                          Rent-A-Center responsible for the southeastern region. From
                                                          1975 until 1993, Mr. Arnette was an Executive Vice
                                                          President of DEF Investments, Inc., an operator of
                                                          rent-to-own stores. Rent-A-Center acquired substantially
                                                          all of the assets of DEF and its subsidiaries in April
                                                          1993. Mr. Arnette is the brother of Joe T. Arnette, Vice
                                                          President -- Training & Personnel of Rent-A-Center. Mr.
                                                          Arnette has been nominated by our Board to replace Rex W.
                                                          Thompson, who is retiring from our Board at this year's
                                                          annual stockholder meeting. Mr. Arnette is 51 years old.
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                          Laurence M. Berg                Mr. Berg was appointed a director of Rent-A-Center in
                                                          August 1998. Mr. Berg has been associated since 1992 and a principal since 1995 with Apollo Advisors, L.P., which
                                                          together with its affiliates, acts as managing general
                                                          partner of Apollo Investment Fund, L.P., AIF II, L.P.,
                                                          Apollo Investment Fund III, L.P., and Apollo Investment
                                                          Fund IV, L.P. Mr. Berg is also a director of Mariner
                                                          Post-Acute Network, Inc., a nationwide provider of
                                                          post-acute healthcare services, Continental Graphics
                                                          Holdings, Inc., a provider of information services to the
                                                          aerospace and professional services industry, and Berlitz
                                                          International, Inc., a provider of language services. Mr.
                                                          Berg serves as one of the two directors to be elected by
                                                          the holders of our Preferred Stock. Mr. Berg's term as a
                                                          director currently expires at this year's annual
                                                          stockholders meeting. Mr. Berg is 32 years old.

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
CONTINUING DIRECTORS
       TERMS EXPIRE AT    Joseph V. Mariner, Jr.          Mr. Mariner has served as a director of Rent-A-Center since
       THE 2000 ANNUAL                                    February 1995. Until his retirement in 1978, Mr. Mariner
              MEETING:                                    served as Chairman of the Board of Directors and Chief
                                                          Executive Officer of Hydrometals, Inc., a large
                                                          conglomerate with subsidiaries engaged in the manufacture
                                                          of retail plumbing supplies, non-powered hand tools and
                                                          electronic components. Mr. Mariner currently serves as a
                                                          director of Temtex Industries, Inc., a manufacturer of
                                                          energy efficient fireplaces and gas logs, Peerless Mfg.
                                                          Co., a manufacturer of heavy oil and gas filtration
                                                          equipment and Dyson Kissner Moran Corp., a New York based
                                                          private investment company engaged in acquiring and
                                                          operating a multitude of manufacturing companies with
                                                          additional holdings in real estate. Mr. Mariner's term as a director expires at our 2000 annual stockholders meeting.
                                                          Mr. Mariner is 78 years old.
                          J.V. Lentell                    Mr. Lentell has served as a director of Rent-A-Center since
                                                          February 1995. Mr. Lentell was employed by Kansas State
                                                          Bank & Trust Co., Wichita, Kansas, from 1966 through July
                                                          1993, serving as Chairman of the Board from 1981 through
                                                          July 1993. Since July 1993, he has served as a director and
                                                          Vice Chairman of the Board of Directors of Intrust Bank,
                                                          N.A., successor by merger to Kansas State Bank & Trust Co.
                                                          Mr. Lentell's term as a director expires at our 2000 annual stockholders meeting. Mr. Lentell is 60 years old.
   TERMS EXPIRE AT THE    J. Ernest Talley                Mr. Talley has served as Chairman of the Board of Directors
  2001 ANNUAL MEETING:                                    of Rent-A-Center since May 1989 and Chief Executive Officer since November 1994. Mr. Talley operated a rent-to-own
                                                          business from 1963 to 1974 in Wichita, Kansas, which he
                                                          sold to Remco (later acquired by Thorn Americas and
                                                          acquired by us as part of the Thorn Americas acquisition)
                                                          in 1974. From 1974 to 1988, he was involved in the
                                                          commercial real estate business in Dallas, Texas. Mr.
                                                          Talley co-founded Talley Lease to Own, Inc. with his son,
                                                          Michael C. Talley, in 1987 and served as a director and
                                                          Chief Executive Officer of that company from 1988 until its merger with Rent-A-Center on January 1, 1995. Mr. Talley's term as a director expires at our 2001 annual stockholders meeting. Mr. Talley is 64 years old.
                          Peter P. Copses                 Mr. Copses was appointed a director of Rent-A-Center in
                                                          August 1998. Since 1990, Mr. Copses has been a principal of
                                                          Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund,
                                                          L.P., AIF II, L.P., Apollo Investment Fund III, L.P. and
                                                          Apollo Investment Fund IV, L.P. Mr. Copses is also a
                                                          director of Mariner Post-Acute Network, Inc., a nationwide provider of post-acute healthcare services, Koo Koo Roo
                                                          Enterprises, Inc. an operator of full-service and fast
                                                          casual restaurants, and Zale Corporation, an operator of
                                                          specialty retail jewelry stores. Mr. Copses serves as one
                                                          of the two directors to be elected by the holders of our
                                                          Preferred Stock. Mr. Copses' term as a director expires at our 2001 annual stockholders meeting. Mr. Copses is 40
                                                          years old.
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
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                                                  BOARD INFORMATION
       BOARD MEETINGS:    During 1998, our Board of Directors met six times, including regularly scheduled and special meetings. Each director attended all meetings of the Board during his service as a director. The Board took action by unanimous written consent four times during 1998.
     BOARD COMMITTEES:    THE AUDIT COMMITTEE recommends the appointment of Rent-A-Center's independent auditors. It also approves audit reports and plans, accounting policies, audit fees and certain other expenses. The Audit Committee held one meeting in 1998. All members of the Audit Committee are non-employee directors. A director elected by the holders of our Preferred Stock must be a member of the Audit Committee. Members: Mr. Mariner, Chairman, and Messrs. Thompson,
                          Lentell and Berg.
                          THE COMPENSATION COMMITTEE manages executive officer compensation. It also administers our compensation and incentive plans, including the Long-Term Incentive Plan. The committee evaluates the competitiveness of Rent-A-Center's compensation and the performance of the
                          Chief Executive Officer. It held one regular meeting in 1998. All members of the
                          Compensation Committee are non-employee directors. A director elected by the holders of our
                          Preferred Stock must be a member of the Compensation Committee. Members: Mr. Thompson,
                          Chairman, and Messrs. Mariner, Lentell and Copses.
                          THE FINANCE COMMITTEE. In connection with the completion of the financing of the Thorn
                          Americas acquisition, the Board created a Finance Committee. Under our Certificate of
                          Incorporation, the Finance Committee must approve the issuance of debt and equity securities, except in limited circumstances. In certain cases the approval must be unanimous. A director elected by the holders of our Preferred Stock must be a member of the
                          Finance Committee. The Finance Committee did not meet during 1998. Members: Messrs.
                          Lentell, Talley, and Copses.
                                                 BOARD COMPENSATION
    RETAINER AND FEES:    Non-employee directors each receive $3,000 for each Board meeting and $1,000 for each
                          Committee meeting attended and are reimbursed for their expenses in attending such meetings. Messrs. Talley and Speese did not receive compensation for their services as a director.
        OPTION GRANTS:    Non-employee directors receive options to purchase 3,000 shares of our common stock on the first business day of each year. The exercise price of the options is the fair market value of our shares of our common stock on the grant date. These options vest and are exercisable immediately. Messrs. Talley and Speese were not granted any options for their services as a director.
       INDEMNIFICATION    As permitted by the Delaware General Corporation Law, we have adopted provisions in our
         ARRANGEMENTS:    Certificate of Incorporation and Bylaws that provide for the indemnification of our directors and officers to the fullest extent permitted by applicable law. These provisions, among other things, indemnify each of our directors and officers for certain expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by such director or officer in any action or proceeding, including any action by or in the right of
                          Rent-A-Center, on account of such director's or officer's service as a director or officer of Rent-A-Center. In addition, we maintain a customary directors' and officers' liability insurance policy covering our directors and officers. We believe that these indemnification provisions are necessary to attract and retain qualified persons as directors.

                               EXECUTIVE OFFICERS

The Board appoints our executive officers at the first Board meeting following our annual stockholders meeting, and updates the executive officer positions as needed throughout the year. Each executive officer serves at the behest of the Board and until their successors are elected and appointed or until the earlier of their death, resignation or removal.

The following table sets forth certain information with respect to our executive officers:

                        NAME                    AGE                           POSITION
                        ----                    ---                           --------
                        J. Ernest Talley....    64    Chairman of the Board and Chief Executive Officer
                        L. Dowell Arnette...    51    President and Chief Operating Officer
                        Dana F. Goble.......    33    Executive Vice President
                        Bradley W.              38    Senior Vice President -- General Counsel
                          Denison...........
                        Mitchell E. Fadel...    41    President and Chief Executive Officer of ColorTyme, Inc.
                        Anthony M. Doll.....    30    Senior Vice President
                        C. Edward Ford,         32    Senior Vice President
                          III...............
                        John H. Whitehead...    49    Senior Vice President
                        David A. Kraemer....    37    Senior Vice President
                        William C. Nutt.....    42    Senior Vice President
                        Thomas J. Lopez.....    39    Senior Vice President
                        Robert D. Davis.....    27    Vice President -- Finance, Chief Financial Officer and
                                                        Treasurer
                        David M. Glasgow....    30    Corporate Secretary

                          J. Ernest Talley                Mr. Talley has served as Chairman of the Board of Directors of Rent-A-Center since May 1989 and Chief Executive Officer since November 1994. Mr. Talley operated a rent-to-own
                                                          business from 1963 to 1974 in Wichita, Kansas, which he
                                                          sold to Remco (later acquired by Thorn Americas and
                                                          acquired by us as part of the Thorn Americas acquisition)
                                                          in 1974. From 1974 to 1988, he was involved in the
                                                          commercial real estate business in Dallas, Texas. Mr.
                                                          Talley co-founded Talley Lease to Own, Inc. with his son,
                                                          Michael C. Talley, in 1987 and served as a director and
                                                          Chief Executive Officer of that company from 1988 until its merger with Rent-A-Center on January 1, 1995.
                          L. Dowell Arnette               Mr. Arnette has served as President since April 1999 and as
                                                          Chief Operating Officer since March 1999. From September
                                                          1996 until March 1999, Mr. Arnette served as Executive Vice
                                                          President of Rent-A-Center. From May 1995 to September
                                                          1996, Mr. Arnette served as Senior Vice President of
                                                          Rent-A-Center. From November 1994 to May 1995, he served as
                                                          Regional Vice President of Rent-A-Center. From 1993 to
                                                          November 1994, he served as a regional manager of
                                                          Rent-A-Center responsible for the southeastern region. From
                                                          1975 until 1993, Mr. Arnette was an Executive Vice
                                                          President of DEF Investments, Inc., an operator of
                                                          rent-to-own stores. Rent-A-Center acquired substantially
                                                          all of the assets of DEF and its subsidiaries in April
                                                          1993. Mr. Arnette is the brother of Joe T. Arnette, Vice
                                                          President -- Training & Personnel of Rent-A-Center.

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

                          Dana F. Goble                   Mr. Goble has served as Executive Vice President of
                                                          Rent-A-Center since March 1999. From December 1996 until
                                                          March 1999, Mr. Goble served as Senior Vice President of
                                                          Rent-A-Center, and from May 1995 until December 1996, Mr.
                                                          Goble served as Regional Vice President of Rent-A-Center.
                                                          From April 1993 to May 1995, Mr. Goble served as regional
                                                          manager for the Detroit, Michigan area.
                          Bradley W. Denison              Mr. Denison has served as Senior Vice President -- General
                                                          Counsel of Rent-A-Center since October 1998. Between
                                                          September 1996 and October 1998, Mr. Denison was Vice
                                                          President and Assistant General Counsel for Thorn Americas,
                                                          Inc. From August 1996 to October 1996, Mr. Denison served
                                                          as Associate General Counsel for Thorn Americas, Inc. and
                                                          from June 1994 until August 1996, served as Director and
                                                          Chief Counsel for Thorn Americas, Inc. Prior to that time,
                                                          Mr. Denison served as a Staff Attorney for Thorn Americas,
                                                          Inc.
                          Mitchell E. Fadel               Mr. Fadel has served as President and Chief Executive
                                                          Officer of ColorTyme since November 1992. ColorTyme was
                                                          acquired by Rent-A-Center in May 1996.
                          Anthony M. Doll                 Mr. Doll has served as Senior Vice President of Rent-A-
                                                          Center since September 1998. From September 1996 until
                                                          September 1998, Mr. Doll served as Regional Vice President of Rent-A-Center. Between May 1995 and September 1996, Mr.
                                                          Doll served as Rent-A-Center's regional manager for the
                                                          Detroit, Michigan area. From April 1993 to May 1995, Mr.
                                                          Doll served as the manager of Rent-A-Center's stores in
                                                          Michigan.
                          C. Edward Ford, III             Mr. Ford has served as Senior Vice President of Rent-A-
                                                          Center since September 1998. From January 1997 until
                                                          September 1998, Mr. Ford served as a Regional Vice
                                                          President of Rent-A-Center. Between November 1994 until
                                                          January 1997, Mr. Ford served as a regional manager for
                                                          Rent-A-Center for the Tennessee region. From July 1993
                                                          until November 1994, Mr. Ford served as a store manager for
                                                          Rent-A-Center.
                          John H. Whitehead               Mr. Whitehead has served as Senior Vice President of
                                                          Rent-A-Center since September 1997. Between May 1995 and
                                                          September 1997, Mr. Whitehead served as a Regional Vice
                                                          President for Rent-A-Center. From July 1993 to May 1995,
                                                          Mr. Whitehead served as Rent-A-Center's regional manager
                                                          for the Atlanta, Georgia area.
                          David A. Kraemer                Mr. Kraemer has served as Senior Vice President of
                                                          Rent-A-Center since September 1998. From December 1995
                                                          until September 1998, Mr. Kraemer served as a Regional Vice
                                                          President for Rent-A-Center. Prior to that time, Mr.
                                                          Kraemer served as a Divisional Vice President for MRTO
                                                          Holdings from November 1990 until Rent-A-Center acquired
                                                          MRTO Holdings in September 1995.

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

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                          William C. Nutt                 Mr. Nutt has served as Senior Vice President of Rent-A-
                                                          Center since May 1998. Between December 1995 until May
                                                          1998, Mr. Nutt served as a Regional Vice President for
                                                          Rent-A-Center. From December 1992 through December 1995,
                                                          Mr. Nutt served as Rent-A-Center's regional manager for the
                                                          Northeast Ohio area.
                          Thomas J. Lopez                 Mr. Lopez has served as Senior Vice President since
                                                          September 1998. Between December 1995 and September 1998,
                                                          Mr. Lopez served as a Regional Vice President for
                                                          Rent-A-Center. From April 1991 until Rent-A-Center acquired
                                                          MRTO Holdings in September 1995, Mr. Lopez served as a
                                                          Divisional Vice President for MRTO Holdings.
                          Robert D. Davis                 Mr. Davis has served as Chief Financial Officer since
                                                          January 1999 and Vice President -- Finance and Treasurer
                                                          since September 1998. Between June 1997 and September 1998,
                                                          Mr. Davis served as Treasurer of Rent-A-Center. From
                                                          January 1997 until June 1997, Mr. Davis served as
                                                          Rent-A-Center's Assistant Secretary and Treasurer. Between
                                                          June 1995 and January 1997, Mr. Davis served as the Payroll
                                                          Supervisor for Rent-A-Center and from June 1993 to June
                                                          1995 served as an accountant for Rent-A-Center.
                          David M. Glasgow                Mr. Glasgow has served as Corporate Secretary for
                                                          Rent-A-Center since June 1995. Between June 1995 and June
                                                          1997, Mr. Glasgow served as Corporate Secretary and
                                                          Treasurer for Rent-A-Center. From March 1995 to June 1995,
                                                          Mr. Glasgow served as accounting operations supervisor and from June 1993 to March 1995, served as an accountant for
                                                          Rent-A-Center.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                   THE    In February 1995, our Board established the Compensation
            COMMITTEE:    Committee to review and approve the compensation levels for our members of senior management, evaluate the performance of senior management, consider management succession and
                          consider any related matters for us. The Compensation
                          Committee is charged with reviewing with our Board in detail all aspects of compensation for our executive officers.
               OVERALL    We have developed a compensation program for executives and
        PHILOSOPHY AND    key employees designed to meet the following goals:
           OBJECTIVES:
                          -   Reward performance that increases the value of your
                          stock.
                          -   Attract, retain and motivate executives and key
                          employees with competitive compensation opportunities.
                          -   Build and encourage ownership of our shares.
                          -   Balance short-term and long-term strategic goals.
                          -   Address the concerns of our stockholders, employees, the
                          financial community and the general public.
                          To meet these objectives, we reviewed competitive
                          compensation data and implemented the base salary and annual and long-term incentive programs discussed below.
             EXECUTIVE    The available forms of executive compensation include base
         COMPENSATION:    salary, cash bonus awards and incentive stock options,
                          restricted stock awards and stock appreciation rights. Our performance is a key consideration in determining executive compensation. However, our compensation policy recognizes
                          that stock price performance is only one measure of
                          performance and, given industry business conditions and our long-term strategic direction and goals, it may not
                          necessarily be the best current measure of executive
                          performance. Therefore, our compensation policy also gives consideration to the achievement of specified business
                          objectives when determining executive officer compensation.
                          An additional achievement of the Compensation Committee has been to offer officers equity compensation in addition to
                          salary in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.
                          Compensation paid to executive officers is based upon a
                          company-wide salary structure consistent for each position relative to its authority and responsibility compared to
                          industry peers. Stock option awards in fiscal year 1998 were used to reward certain officers and to retain them through the potential of capital gains and equity buildup in
                          Rent-A-Center. The number of stock options granted is
                          determined by the subjective evaluation of the officer's
                          ability to influence our long term growth and profitability.
                          Stock options granted to our senior management have been
                          granted only pursuant to our Long-Term Incentive Plan. The
                          Board believes the award of options represents an effective incentive to create value for the stockholders.
                   CEO    Mr. Talley's base salary as our Chief Executive Officer for
         COMPENSATION:    fiscal year 1998 was $280,000. Effective January 3, 1999, we increased his base salary approximately 70% to $400,000 in order to raise his salary to a level the Compensation
                          Committee deemed to be commensurate with the Chief Executive
                          Officer's position at comparable publicly owned companies
                          and in recognition of the increased responsibilities
                          associated with the tremendous growth we experienced last
                          year. In determining the compensation of Mr. Talley, the
                          Compensation Committee considered Mr. Talley's performance, his compensation history and other subjective factors. The
                          Compensation Committee believes that the Chief Executive
                          Officer's 1998 and 1999 compensation levels are justified by the Company's financial progress and performance against the goals set by the Compensation Committee.

                                                    COMPENSATION COMMITTEE
                                                    Rex W. Thompson
                                                    J. V. Lentell
                                                    Joseph V. Mariner, Jr.
                                                    Peter P. Copses

                              PERFORMANCE GRAPH(1)
                  Comparison of Cumulative Total Return Among
  Rent-A-Center, Nasdaq Stock Market -- Market Index and Rent-A-Center's "Peer
                                   Group"(2)

                  Measurement Period                        Rent-A-            NASDAQ
                (Fiscal Year Covered)                        Center         Market Index       Peer Group
1/25/95                                                              100               100               100
12/29/95                                                             359               129                78
12/31/96                                                             378               160                71
12/31/97                                                             535               196                62
12/31/98                                                             828               288                66

(1) Assumes $100 invested on January 25, 1995 and dividends reinvested. Historical performance does not necessarily predict future results.

(2) Because of the consolidation in the rent-to-own industry, our peer group has changed since our initial public offering in January 1995. Our peer group for the 1998 fiscal year consists of Aaron Rents, Inc., Bestway, Inc., Heilig Meyers Company, and RentWay, Inc.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

            SUMMARY OF  The following table summarizes the compensation we paid the
         COMPENSATION:  Chairman and Chief Executive Officer and each of the four other most highly compensated executive officers at the end of 1998, based on salary, bonus and stock option grants.

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                     ANNUAL               ------------
                                                                 COMPENSATION(1)           SECURITIES             ALL OTHER
                        NAME &                            -----------------------------    UNDERLYING            COMPENSATION
                        PRINCIPAL POSITION                SALARY($)           BONUS($)     OPTIONS(#)                ($)
                        ------------------                ---------           ---------   ------------           ------------
                        J. Ernest Talley.........  1998   $280,000                  --           --                   --
                          Chairman of the Board    1997    250,000                  --           --                   --
                          & Chief Executive        1996    240,000                  --           --                   --
                          Officer
                        Mark E. Speese...........  1998   $200,000            $ 16,000           --
                          President and            1997    170,000              21,000           --                   --
                          Chief Operating Officer  1996    160,000              16,000           --                   --
                        Mitchell E. Fadel(2).....  1998   $235,000            $104,000           --                   --
                          President & Chief        1997    210,000              96,000       10,000(3)                --
                          Executive Officer --     1996    210,000(2)           96,000           --                   --
                          ColorTyme, Inc.
                        L. Dowell Arnette........  1998   $190,000            $ 16,000       15,000(4)                --
                          Executive Vice           1997    160,000              25,000           --                   --
                          President                1996    150,000              16,000           --                   --
                        Bradley W. Denison.......  1998   $ 58,000(5)         $211,000(6)    50,000(7)                --
                          Senior Vice President &  1997         --                  --           --                   --
                          General Counsel          1996         --                  --           --                   --

                  ------------------------------

                  (1) The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites or other benefits the aggregate cost of which did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each such officer.

                  (2) Mr. Fadel is President of ColorTyme, which we acquired in May 1996. The amount presented for 1996 reflects the entire portion of his $210,000 annual salary received in 1996, although only $105,000 of such salary was paid to Mr. Fadel by Rent-A-Center.

                  (3) These amounts represent an option to purchase our common stock that was granted to Mr. Fadel in July 1996 and was outstanding as of December 31, 1996. Effective January 2, 1997, this option was canceled and Mr. Fadel was granted a new option to purchase 10,000 shares of our common stock to replace the option granted in 1996. The new option vests at 25% per year, beginning January 2, 1998.

                  (4) In July 1998, Mr. Arnette was granted an option to purchase 15,000 shares of our common stock pursuant to our Long-Term Incentive Plan. The option vests over four years and expires 10 years from the date of the grant, unless earlier terminated.

                  (5) Mr. Denison was employed by Thorn Americas, Inc. prior to our acquisition of Thorn Americas. This amount reflects the portion of Mr. Denison's salary paid by us.

                  (6) Pursuant to the Thorn Americas acquisition, Mr. Denison received certain change of control payments under benefit plans that Thorn Americas had in place. The Thorn Americas purchase price was reduced by the change-of-control payments. This amount reflects the change-of-control payments made to Mr. Denison, which were paid by us.

                  (7) In October 1998, Mr. Denison was granted an option to purchase 50,000 shares of our common stock pursuant to our Long-Term Incentive Plan. The option vests over various periods and upon the achievement of various objectives. The option expires 10 years from the date of the grant, unless earlier terminated.

 STOCK OPTIONS GRANTED    The following table lists our grants during 1998 of stock options to the officers named
              IN 1998:    in the Summary of Compensation Table. The amounts shown as potential realizable values rely on arbitrarily assumed rates of share price appreciation prescribed by the SEC. In assessing those values, please note that the ultimate value of the options, as well as your shares, depends on actual future share values. Market conditions and the efforts of the directors, the officers and others to foster the future success of Rent-A-Center can influence those future share values.

                                                                                                         POTENTIAL
                                                                                                    REALIZABLE VALUE AT
                                                                                                      ASSUMED ANNUAL
                                                  NUMBER OF      % OF                                   STOCK PRICE
                                                  SECURITIES     TOTAL                               APPRECIATION FOR
                                                  UNDERLYING    GRANTED                               OPTION TERM(1)
                                                   OPTIONS     IN FISCAL   EXERCISE   EXPIRATION   ---------------------
                        NAME                       GRANTED       1998      PRICE(3)      DATE         5%         10%
                        ----                      ----------   ---------   --------   ----------   --------   ----------
                        J. Ernest Talley........          0         0          N/A         N/A          N/A          N/A
                        Mark E. Speese..........          0         0          N/A         N/A          N/A          N/A
                        Mitchell E. Fadel.......          0         0          N/A         N/A          N/A          N/A
                        L. Dowell Arnette.......     15,000(2)   0.55%      $28.50      7/1/08     $268,852   $  681,325
                        Bradley W. Denison......     50,000(4)   1.83%      $26.50      1/2/07     $833,285   $2,111,709

------------

                  (1) These amounts represent certain assumed rates of
                      appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                  (2) Options are exercisable at 25% per year, beginning one year from the date of grant.

                  (3) The exercise price was fixed at the date of the grant and represented the fair market value per share of common stock on such date.

                  (4) The option vests over various periods and upon the
                      achievement of various objectives. The option expires 10 years from the date of grant, unless earlier terminated.

 1998 OPTION HOLDINGS:    The following table contains values for "in the money" options, meaning a positive spread between the year-end share price of $31.75 and the exercise price for the options held by our named executive officers. These values have not been, and may never be, realized. The options might never be exercised, and the value, if any, will depend on the share price on the exercise date. No shares were acquired during 1998 by our named executive officers as a result of the exercise of options.

                                  FISCAL YEAR END OPTION VALUES*

                                                                       NUMBER OF         VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                  AT FISCAL YEAR END      AT FISCAL YEAR END
                                                                    EXERCISABLE(E)/         EXERCISABLE(E)/
                        NAME                                       UNEXERCISABLE(U)        UNEXERCISABLE(U)
                        ----                                      -------------------   -----------------------
                        J. Ernest Talley........................       0(E)       0(U)         0(E)         0(U)
                        Mark E. Speese..........................       0(E)       0(U)         0(E)         0(U)
                        Mitchell E. Fadel.......................   2,500(E)   7,500(U)  $ 43,425(E)  $130,275(U)
                        L. Dowell Arnette.......................  11,250(E)  18,750(U)  $282,150(E)  $142,800(U)
                        Bradley W. Denison......................       0(E)  50,000(U)         0(E)  $262,500(U)

------------

                  * The closing market price of our common stock on December 31,
                    1998 of $31.75, as reported on the Nasdaq National Market of the Nasdaq Stock Market, Inc., was used in the calculation to determine the value of unexercised options.

                             EMPLOYMENT AGREEMENTS

          MR. DENISON:    We are a party to an employment agreement with Bradley W. Denison dated October 1,
                          1998, naming Mr. Denison our Senior Vice President and General Counsel effective on
                          October 5, 1998. The employment agreement provides for an annual salary of $235,000 plus bonus and a severance amount equal to one year's salary in the event of termination. Mr. Denison received an option to purchase 50,000 shares of our common stock under our Long-Term Incentive Plan at an exercise price of $26.50 per share. Of the this amount, no portion is currently exercisable.
    DANNY Z. WILBANKS:    We are a party to an employment agreement with Danny Z. Wilbanks, our former Senior
                          Vice President-- Finance and Chief Financial Officer. This employment agreement, dated
                          March 28, 1997, named Mr. Wilbanks the Senior Vice President-- Finance and Chief
                          Financial Officer of Rent-A-Center effective April 1, 1997. The employment agreement provided for Mr. Wilbanks' employment for a two-year period commencing April 1, 1997, subject to earlier termination by us or Mr. Wilbanks at any time for any reason, and for an annual salary of $140,000 for the first year, with annual increases thereafter as authorized by the Board. We also entered into a stock option agreement with Mr.
                          Wilbanks pursuant to which Mr. Wilbanks received an option to purchase 60,000 shares of our common stock under our Long-Term Incentive Plan, at an exercise price of $14.00 per share. Of the this amount, 10,000 have been exercised and 25,000 are currently exercisable. Mr. Wilbanks resigned his officer positions in January 1999 and left our employ in April 1999.
                           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
         INTRUST BANK:    J.V. Lentell, one of our directors, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of our lenders. Intrust Bank, N.A. was an $18,000,000 participant in our prior credit facility and is a $18,900,000 participant in our senior credit facilities. The prior credit facility was replaced by the senior credit facilities. We also maintain a $2,000,000 revolving line of credit with Intrust Bank,
                          N.A. In addition, Intrust Bank, N.A. serves as trustee of the Company's 401(k) plan.
      PORTLAND/WILSON:    Mitchell E. Fadel, President of ColorTyme, owns approximately 13.5% of each of Portland
                          II RAC, Inc. and Wilson Enterprises of Maine, Inc., both of which are our franchisees.
                          As of March 23, 1999, Portland and Wilson collectively were indebted to us for approximately $281,582.
 APOLLO MANAGEMENT IV,    On August 5, 1998, affiliates of Apollo Management IV, L.P. purchased $250 million of
                  L.P.    our preferred stock. Pursuant to the stock purchase agreement we entered into with affiliates of Apollo Management IV, L.P., the affiliates of Apollo Management IV, L.P.
                          have voting control of 100% of our Preferred Stock, which gives them the right to elect two individuals to our Board. Messrs. Berg and Copses currently serve as such directors on our Board.
     STOCK REPURCHASE:    On August 18, 1998, we repurchased 990,099 shares of our common stock for $25 million from Mr. Talley, our Chairman of the Board and Chief Executive Officer. The repurchase of Mr. Talley's stock was approved by the Board on August 5, 1998. The price was determined by a pricing committee made up of Joseph V. Mariner, Jr., J. V. Lentell and
                          Rex W. Thompson and was approved by the Board with Mr. Talley abstaining. The pricing committee met on August 17, 1998, after the close of the markets, and Mr. Talley's shares were repurchased at the price of $25.25 per share, the closing price of our common stock on August 17, 1998.
 COMMITTEE INTERLOCKS:    None of our executive officers served as an officer, director or member of a entity, an executive officer or director of which is a member of our Compensation Committee.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our shares, and upon representations from those persons, we believe that all SEC stock ownership reports required to be filed by those reporting persons during 1998 were timely made, except as noted below. Mr. Talley, Mr. Arnette and Mr. Kraemer failed to file a Form 4 on a timely basis and Mr. Denison failed to file a Form 3 on a timely basis. Late forms were filed in each instance.

                                 OTHER BUSINESS

The Board does not intend to bring any business before the annual stockholders meeting other than the matters referred to in this notice and at this date has not been informed of any matters that may be presented to the annual stockholders meeting by others. If, however, any other matters properly come before the annual stockholders meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

Representatives of Grant Thornton LLP, the Company's independent public accountants for the fiscal year ended December 31, 1998, will attend the annual stockholders meeting and be available to respond to appropriate questions which may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

The Audit Committee of the Board has not appointed an independent public accounting firm for the 1999 fiscal year. The Board and the Audit Committee annually review the performance of the our independent public accountants and the fees charged for their services. The Board anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for our annual audit. Based upon the Board and Audit Committee's analysis of such information, we will determine which independent public accounting firm to engage to perform its annual audit each year.

                         RENT-A-CENTER STOCK OWNERSHIP

The following tables list our stock ownership for our directors, our named executive officers, and our known 5% stockholders. Ownership includes direct and indirect (beneficial) ownership, as defined by SEC rules. To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. Information in the table is as of March 23, 1999.


                                                              SHARES OF             SHARES OF SERIES A
                                                             COMMON STOCK            PREFERRED STOCK
                                                          BENEFICIALLY OWNED        BENEFICIALLY OWNED
                                                        ----------------------      ------------------
NAME AND ADDRESS OF                                                   PERCENT                 PERCENT
BENEFICIAL OWNER                                         NUMBER       OF CLASS      NUMBER    OF CLASS
-------------------                                     ---------     --------      -------   --------
J. Ernest Talley(1)...................................  4,903,166(2)   20.32%           --        --
Mark E. Speese(1).....................................  2,288,432       9.48%           --        --
Amvescap plc(3).......................................  1,253,100(4)    5.19%           --        --
L. Dowell Arnette.....................................    419,914(5)    1.74%           --        --
Mitchell E. Fadel.....................................     45,300(6)        *           --        --
Bradley W. Denison....................................          0           *           --        --
J.V. Lentell..........................................     16,000(7)        *           --        --
Rex W. Thompson.......................................     15,000(7)        *           --        --
Joseph V. Mariner, Jr. ...............................      7,000(8)        *           --        --
Laurence M. Berg(9)...................................      3,000(7)        *           --        --
Peter P. Copses(9)....................................      3,000(7)        *           --        --
Apollo(10)............................................  8,949,347      27.06%       260,000    100.0%
All officers and directors as a group (19 total)......  7,799,202      32.16%           --        --


---------------

 *   Less than 1%.

 (1) The address of Messrs. Talley and Speese is 5700 Tennyson Parkway Third Floor, Plano, Texas 75024.

 (2) Does not include an aggregate of 326,184 shares owned by two of Mr. Talley's children, as to which Mr. Talley disclaims beneficial ownership.


 (3) The business address of Amvescap plc is 11 Devonshire Square, London EC2M 4YR England.



 (4) Based upon their Schedule 13D dated February 12, 1999, Amvescap plc has shared voting power with certain of its affiliates with respect to these shares.



 (5) Includes 15,000 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.



 (6) Includes 5,000 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.



 (7) These shares are issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.



 (8) Includes 3,000 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.



 (9) Messrs. Berg and Copses are each principals and officers of certain affiliates of Apollo. Accordingly, each of Messrs. Berg and Copses may be deemed to beneficially own shares owned by Apollo. Messrs. Berg and Copses disclaim beneficial ownership with respect to any such shares owned by Apollo.



(10) The address of Apollo is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. The 8,949,347 shares of common stock represent the shares of common stock into which the Series A preferred stock is convertible. Apollo owns 250,000 shares of our Preferred Stock, which represents in excess of 96% of the outstanding shares of our Preferred Stock. Apollo also has the right to vote RC Acquisition Corp.'s 10,000 shares of Preferred Stock. Apollo disclaims any beneficial ownership in these 10,000 shares other than its right to vote these shares.

                     VOTING PROCEDURES/REVOKING YOUR PROXY


               QUORUM:    Because the holders of our Preferred Stock are entitled to elect one director as a separate class, there are two
                          different standards for determining if a quorum is present.
                          For purposes of electing the director to be elected by the holders of our Preferred Stock, there must be a majority of the outstanding shares of our Preferred Stock on the Record
                          Date, present in person or by proxy, at this year's annual stockholders meeting. For all other purposes, the holders of the majority of the votes entitled to vote at this year's
                          annual stockholders meeting will constitute a quorum.
        VOTES REQUIRED    To be elected, directors must receive a plurality of the
          TO APPROVE A    shares voting in person or by proxy, provided a quorum
             PROPOSAL:    exists. A plurality means receiving the largest number of
                          votes, regardless of whether that is a majority. All matters other than the election of directors submitted to you at the meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise
                          provided by law or our Certificate of Incorporation or
                          Bylaws.
                SHARES    On the Record Date, there were 24,128,074 shares of common
           OUTSTANDING    stock outstanding. Each share of common stock entitles the
         AND NUMBER OF    holder to one vote per share. On the Record Date, there were
                VOTES:    260,000 shares of Preferred Stock outstanding. Each share of
                          Preferred Stock entitles the holder to approximately 34.42 votes per share, or 8,949,347 votes in the aggregate.
           ABSTENTIONS    Those who fail to return a proxy or attend the meeting will
            AND BROKER    not count towards determining any required plurality,
            NON-VOTES:    majority or quorum. Stockholders and brokers returning
                          proxies or attending the meeting who abstain from voting on the election of our directors will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the election of our directors.
                          Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. In the event that a broker does not receive voting instructions for these
                          matters from its customers, a broker may notify us that it lacks voting authority to vote those shares. These "broker non-votes" refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers'
                          instructions. These broker non-votes will be included in
                          determining whether a quorum exists, but will have no effect on the outcome of the election of our directors.
       HOW THE PROXIES    The enclosed proxies will be voted in accordance with the
        WILL BE VOTED:    instructions you place on the proxy card. Unless otherwise stated, all shares represented by your returned, signed
                          proxy will be voted as noted on the first page of this proxy statement.
           HOW YOU MAY    You may revoke your proxies by:
           REVOKE YOUR
              PROXIES:    -  Delivering a signed, written revocation letter, dated
                          later than the proxy, to David M. Glasgow, Corporate
                             Secretary, at 5700 Tennyson Parkway, Third Floor, Plano,
                             Texas 75024;
                          -  Delivering a signed proxy, dated later than the first
                          one, to ChaseMellon Shareholder Services, 600 Willow Tree
                             Road, Leonia, NJ 07605, Attn: Norma Cianfaglione; or
                          -  Attending the meeting and voting in person or by proxy.
                          Attending the meeting alone will not revoke your proxy.
                 PROXY    Our employees will solicit proxies for no additional
         SOLICITATION:    compensation. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a
                          beneficial holder of our shares.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

From time to time, stockholders may seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at an annual stockholders meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements. We must receive proposals for the 2000 annual stockholders meeting no later than January 19, 2000, for possible inclusion in the proxy statement, or prior to February 15, 2000 for possible consideration at the meeting, which is expected to take place on May 16, 2000. Direct any proposals, as well as related questions, to the undersigned.

                           ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K THAT WE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SUBMITTING A WRITTEN REQUEST TO:

                                        DAVID M. GLASGOW, CORPORATE SECRETARY
                                        RENT-A-CENTER, INC.
                                        5700 TENNYSON PARKWAY, THIRD FLOOR
                                        PLANO, TEXAS 75024.

YOU MAY ALSO OBTAIN OUR SEC FILINGS THROUGH THE INTERNET AT WWW.SEC.GOV.

                                         By order of the Board of Directors.
                                         David M. Glasgow
                                         Corporate Secretary

                                         PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                              RENT-A-CENTER, INC.
                        5700 TENNYSON PARKWAY, 3RD FLOOR
                               PLANO, TEXAS 75024

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY
                        COMMON STOCK AND PREFERRED STOCK


    P
               The undersigned, hereby revoking all prior proxies, hereby
    R appoints Robert D. Davis and David M. Glasgow jointly and severally, with full power to act alone, as my true and lawful attorneys-in-fact,
    O agents and proxies, with full and several power of substitution to each, to vote all the shares of Common Stock and Series A Preferred
    X Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of
    Y Rent-A-Center, Inc. to be held on May 18, 1999 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on the reverse side of this card.

               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.



-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE



                                      (Continued and to be signed on other side)




--------------------------------------------------------------------------------
                             o FOLD AND DETACH HERE o

--------------------------------------------------------------------------------
                                                                Please mark
                                                               your votes as [X]
                                                                indicated in
                                                                this example


1. ELECTION OF CLASS II DIRECTORS for the item set forth in the accompanying proxy statement.

   FOR the             WITHHOLD              Mark E. Speese and L. Dowell Arnette
   nominee             AUTHORITY
listed to the    to vote for the nominee     WITHHELD FOR: (To withhold authority to vote for any individual nominee, write the
    right         listed to the right        nominee's name in the space provided below.)
     [ ]                  [ ]
                                             ----------------------------------------------------------------------------------


2. In their discretion, upon such other business as may properly come before the meeting. The undersigned(s) acknowledges receipt of the Notice of 1999 Annual
                                                                                          Meeting of Stockholders and the proxy
                                                                                          statement accompanying the same, each
                                                                                          dated April 16, 1999.


PLAN TO ATTEND     [ ]                                                                    Please date this proxy and sign your
                                                                                          name exactly as it appears hereon. If
                                                                                          there is more than one owner, each
                                                                                          should sign. When signing as an
                                                                                          agent, attorney, administrator,
                                                                                          guardian or trustee, please indicate
                                                                                          your title as such. If executed by a
                                                                                          corporation this proxy should be
                                                                                          signed in the corporate name by a
                                                                                          duly authorized officer who should so
                                                                                          indicate his or her title.

                                                                                          PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                             PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                          -------------------------------------
                                                                                          Date

                                                                                          -------------------------------------
                                                                                          Signature

                                                                                          -------------------------------------
                                                                                          Signature if held jointly

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
                              RENT-A-CENTER, INC.
                        5700 TENNYSON PARKWAY, 3RD FLOOR
                               PLANO, TEXAS 75204

                             PREFERRED STOCKHOLDERS

 P                    THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

 R       The undersigned, hereby revoking all prior proxies, hereby appoints
     Robert D. Davis and David M. Glasgow jointly and severally, with full power to act alone, as my true and lawful attorneys-in-fact, agents and proxies,
 O with full and several power of substitution to each, to vote all the shares of Common Stock and Series A Preferred Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the
 X Annual Meeting of Stockholders of Rent-A-Center, Inc. to be held on May 18, 1999 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on the reverse side of this
 Y   card.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

------------------------------------------------------------------------------
 COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE



                                      (Continued and to be signed on other side)



--------------------------------------------------------------------------------
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
                                                    Please mark
                                                    your vote as [ X ]
                                                    indicated in
                                                    this example


1. ELECTION OF CLASS II DIRECTOR for the item set forth in the accompanying proxy statement.

                                WITHHOLD              Laurence M. Berg
       FOR the                 AUTHORITY
       nominee              to vote for the           WITHHELD FOR: (To withhold authority to vote for any individual nominee,
    listed to the            nominee listed           write the nominee's name in the space provided below.)
        right                 to the right

        [   ]                    [   ]
                                                      ---------------------------------------------------------------------------


2. In their discretion, upon such other business as may properly come before the
   meeting.                                                                       The undersigned(s) acknowledges receipt
                                                                                  of the Notice of 1999 Annual Meeting of
                                                                                  Stockholders and the proxy statement
   I PLAN TO ATTEND  [  ]                                                         accompanying the same, each dated April
                                                                                  16, 1999.


                                                                                  Please date this proxy and sign your name
                                                                                  exactly as it appears hereon. If there is
                                                                                  more than one owner, each should sign.
                                                                                  When signing as an agent, attorney,
                                                                                  administrator, guardian or trustee,
                                                                                  please indicate your title as such. If
                                                                                  executed by a corporation, this proxy
                                                                                  should be signed in the corporate name by
                                                                                  a duly authorized officer who should so
                                                                                  indicate his or her title.

                                                                                  PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                     PROMPTLY IN THE ENCLOSED ENVELOPE.



                                                                                 -------------------------------------
                                                                                 Date

                                                                                 -------------------------------------
                                                                                 Signature

                                                                                 -------------------------------------
                                                                                 Signature if held jointly

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